Smith Barney Investment Trust on behalf of

Smith Barney S&P 500 Index Fund

(the “Fund”)

Supplement dated April 7, 2006

to the Prospectuses and the Statement of Additional Information dated April 30, 2005

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund is a separate investment series of Smith Barney Investment Trust (the “Trust”), a Massachusetts business trust. The Fund offers two classes of shares — Smith Barney S&P 500 Index Shares (“Smith Barney Shares”) and Citi S&P 500 Index Shares (“Citi Shares”). Effective April 7, 2006, the Trust will be renamed Legg Mason Partners Investment Trust; and the Fund will be renamed Legg Mason Partners S&P 500 Index Fund.

Effective April 7, 2006, the Smith Barney Shares and Citi Shares will be renamed Class A shares and Class D shares, respectively.

There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

For more information about the Fund, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

FD 03384